ContiMortgage, HEL Certificates Series 1996-3

Information Relating to the Collateral (weighted averages by current balance)

                         Fixed Rate Home Equity Loans

Characteristics of the Mortgage Pool as of the Preliminary Cut-Off Date 7/24/96:

Total Number of Loans:                                     5,804

Total Outstanding Loan Balance:                     $342,547,288

       Balloon (% of Total):                              53.80%

       Level Pay (% of Total):                            46.20%

Average Loan Principal Balance:                         $59,019                 ($4,628 to $429,250)

Weighted Average LTV:                                     70.13%                (5.00% to 96.00%)

Weighted Average CLTV :                                   73.87%                (7.00% to 125.00%)

Weighted Average Home Equity Ratio (2nd Liens):           40.11%                (6.62% to 97.76%)

Weighted Average Coupon:                                  11.86%                (7.99% to 21.90%)

Weighted Average Remaining Term to Maturity (months)       207.1                (58 to 360)

Weighted Average Seasoning (months):                         0.9

Weighted Average Original Term (months):                   208.0                (60 to 360)

Range of Original Terms:                                Level Pay                    Balloons
                                                     --------------------        --------------------
                                                     Up to 60:     0.07%         121 - 180:    53.77%
                                                     61 - 120:     2.23%         181 - 240:    0.01%
                                                     121 - 180:    15.21%        301 - 360:    0.02%
                                                     181 - 240:    18.37%
                                                     241 - 300:    0.18%
                                                     301 - 360:    10.14%

Lien Position:                          1st Lien:         91.71%
                                        2nd Lien:          8.29%

Property Type:
                                        Single Family     84.95%
                                        Single Family      2.75%
                                        2 -4 Family:       9.65%
                                             Other:        2.66%


Occupancy Status:
                                        Owner Occupied    95.33%
                                    Non-Owner Occupied     4.67%

Geographic Distribution:                                    NJ:       10.07%            IL:        7.47%
(states not listed individually account for                 MI:        9.61%            PA:        6.69%
less than 5.00% of the Outstanding Mortgage Pool            NY:        9.26%            MD:        5.00%
principal balance)                                          OH:        7.53%

Credit Quality:                                              A:       50.64%
(per ContiMortgage's guidelines)                             B:       27.44%
                                                             C:       16.16%
                                                             D:        5.76%


              The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement.

                                                                    BEAR STEARNS

ContiMortgage, HEL Certificates Series 1996-3

Information Relating to the Collateral (weighted averages by current balance)

                       Adjustable Rate Home Equity Loans
Characteristics of the Mortgage Pool as of the Preliminary Cut-Off Date 7/24/96:

Total Number of Loans:                                     1,506

Total Outstanding Loan Balance:                     $126,086,840

       Balloon (% of Total):                               0.35%

       Level Pay (% of Total):                             0.00%

      Adjustable (% of Total):                            99.65%

Average Loan Principal Balance:                         $83,723                 ($10,000 to $352,360)

Weighted Average LTV :                                    74.79%                (16.00% to 93.00%)

Weighted Average CLTV:                                    74.79%

Weighted Average Home Equity Ratio:                         n/a

Weighted Average Coupon:                                  10.04%                (6.75% to 15.55%)

Weighted Average Gross Margin:                             6.60%                (2.88% to 11.13%)

Weighted Average Gross Life Cap:                          16.36%                (13.15% to 21.55%)

Interest Type:

       Actuarial:                                         99.13%

       Simple:                                             0.87%

Weighted Average Remaining Term to Maturity (months)       355.4                (60 to 360)

Weighted Average Seasoning (months):                         1.1

Weighted Average Original Term (months):                   356.5                (60 to 360)

Range of Original Terms:                                Adjustable                    Balloons
                                                     -------------------         -------------------
                                                     Up to 60:     0.02%         121 - 180:    0.11%
                                                     61 - 120:     0.19%         301 - 360:    0.24%
                                                     121 - 180:    1.29%
                                                     181 - 240:    0.40%
                                                     241 - 300:    0.00%

                                                     301 - 360:    97.76%

Lien Position:                          1st Lien:        100.00%
                                        2nd Lien:          0.00%

Property Type:
                               Single Family Detached:    92.76%
                               Single Family Attached:     0.97%
                                         2 -4 Family:      3.43%
                                               Other:      2.84%

Occupancy Status:
                                        Owner Occupied     96.76%
                                    Non-Owner Occupied      3.24%

Geographic Distribution:                                    MI:       31.43%
(states not listed individually account for                 CA:       15.83%
less than 5.00% of the Outstanding Mortgage Pool            IL:        6.81%
principal balance)                                          OH:        5.05%

Credit Quality:                                              A:       47.43%
(per ContiMortgage's guidelines)                             B:       26.53%
                                                             C:       21.88%
                                                             D:        4.15%


              The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement.

                                                                    BEAR STEARNS

ContiMortgage, HELT Certificates Series 1996-3

Information Relating to Bonds

TRANSACTION SUMMARY @ Pricing Speed

                                                           Estimated to Maturity                 Expected
                                                   -----------------------------------------      Ratings
                                                          Modified    Principal    Principal    (Moody's/
         Approximate Size          Certificate     WAL    Duration      Lockout       Window       S&P)
           $136,000,000            Class A-1       1.00       0.93            0           22    Aaa/AAA
            $33,000,000            Class A-2       2.10       1.89           21            7    Aaa/AAA
            $72,000,000            Class A-3       3.00       2.61           27           18    Aaa/AAA
            $30,000,000            Class A-4       4.12       3.44           44           11    Aaa/AAA
            $42,000,000            Class A-5       5.22       4.17           54           18    Aaa/AAA
            $54,000,000            Class A-6       7.49       5.46           71           43    Aaa/AAA
            $33,000,000            Class A-7      12.05       7.40          113           67    Aaa/AAA
           $150,000,000            Class A-8       4.59       3.55            0          283    Aaa/AAA

Class A-1 (to maturity)
- -----------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                     8.06      1.78       1.32         1.00         0.92       0.81
Duration                                 5.68      1.59       1.21         0.93         0.86       0.76
First Principal Payment             09/15/96  09/15/96   09/15/96     09/15/96     09/15/96   09/15/96
Last Principal Payment              08/15/10  03/15/00   03/15/99     06/15/98     04/15/98   01/15/98
Principal Lockout (months)                  0         0          0            0            0          0
Principal Window (months)                 168        43         31           22           20         17
Yield @ Par                             6.81%     6.69%      6.64%        6.57%        6.55%      6.51%

Class A-2 (to maturity)
- -----------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    14.67      4.12       2.92         2.10         1.88       1.61
Duration                                 8.91      3.47       2.56         1.89         1.71       1.48
First Principal Payment             08/15/10  03/15/00   03/15/99     06/15/98     04/15/98   01/15/98
Last Principal Payment              07/15/11  04/15/01   12/15/99     12/15/98     09/15/98   06/15/98
Principal Lockout (months)                167        42         30           21           19         16
Principal Window (months)                  12        14         10            7            6          6
Yield @ Par                             7.04%     6.99%      6.97%        6.93%        6.91%      6.89%



Class A-3 (to maturity)
- -----------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                     14.9      6.01       4.24         3.00         2.66       2.25
Duration                                 8.88      4.71       3.53         2.61         2.34       2.01
First Principal Payment             07/15/11  04/15/01   12/15/99     12/15/98     09/15/98   06/15/98
Last Principal Payment              07/15/11  03/15/04   12/15/01     05/15/00     12/15/99   05/15/99
Principal Lockout (months)                178        55         39           27           24         21
Principal Window (months)                   1        36         25           18           16         12
Yield @ Par                             7.24%     7.21%      7.19%        7.16%        7.15%      7.13%


                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

ContiMortgage HELT Series 1996-3

Information Relating to the Bonds

Class A-4 (to maturity)
- -----------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    14.90      8.29       5.88         4.12         3.65       3.05
Duration                                 8.79      6.01       4.62         3.44         3.09       2.64
First Principal Payment             07/15/11  03/15/04   12/15/01     05/15/00     12/15/99   05/15/99
Last Principal Payment              07/15/11  09/15/05   02/15/03     03/15/01     08/15/00   12/15/99
Principal Lockout (months)                178        90         63           44           39         32
Principal Window (months)                   1        19         15           11            9          8
Yield @ Par                             7.39%     7.38%      7.36%        7.34%        7.33%      7.32%

Class A-5 (to maturity)
- -----------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    14.91     10.40       7.45         5.22         4.61       3.84
Duration                                 8.70      6.98       5.52         4.17         3.76       3.22
First Principal Payment             07/15/11  09/15/05   02/15/03     03/15/01     08/15/00   12/15/99
Last Principal Payment              08/15/11  06/15/08   03/15/05     08/15/02     12/15/01   01/15/01
Principal Lockout (months)                178       108         77           54           47         39
Principal Window (months)                   2        34         26           18           17         14
Yield @ Par                             7.56%     7.56%      7.55%        7.53%        7.52%      7.51%

Class A-6 (to maturity)
- -----------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    16.52     13.89      10.61         7.49         6.60       5.48
Duration                                 8.96      8.19       6.94         5.46         4.97       4.29
First Principal Payment               8/15/11   6/15/08    3/15/05      8/15/02     12/15/01    1/15/01
Last Principal Payment                1/15/16   7/15/11   12/15/09      2/15/06     12/15/04    7/15/03
Principal Lockout (months)                179       141        102           71           63         52
Principal Window (months)                  54        38         58           43           37         31
Yield @ Par                             7.88%     7.88%      7.87%        7.86%        7.86%      7.85%

Class A-7 (to maturity)

- -----------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    24.50     16.08      14.88        12.05        10.84       9.07
Duration                                10.28      8.68       8.36         7.40         6.92       6.15
First Principal Payment               1/15/16   7/15/11   12/15/09      2/15/06     12/15/04    7/15/03
Last Principal Payment                2/15/26   1/15/20    7/15/15      8/15/11      7/15/11   10/15/10
Principal Lockout (months)                232       178        159          113           99         82
Principal Window (months)                 122       103         68           67           80         88
Yield @ Par                             8.16%     8.15%      8.15%        8.14%        8.14%      8.14%


                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

ContiMortgage HELT Series 1996-3

Information Relating to the Bonds


Class A-8 (to maturity)
- -----------------------
% of Prepayment Assumption                 0%       50%        75%         100%         125%       150%
Ramp to                                    0%     9.00%     13.50%       18.00%       22.50%     27.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    21.52      8.55       6.08         4.59         3.63       2.97
First Principal Payment               9/15/96   9/15/96    9/15/96      9/15/96      9/15/96    9/15/96
Last Principal Payment                5/15/26   9/15/25   12/15/23      3/15/20      3/15/16   11/15/12
Principal Lockout (months)                  0         0          0            0            0          0
Principal Window (months)                 357       349        328          283          235        195

Class A-6 (to call)
- -------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    16.52     13.89      10.61         7.49         6.60       5.48
Duration                                 8.96      8.19       6.94         5.46         4.97       4.29
First Principal Payment               8/15/11   6/15/08    3/15/05      8/15/02     12/15/01    1/15/01
Last Principal Payment                1/15/16   7/15/11   11/15/09      2/15/06     10/15/04    5/15/03
Principal Lockout (months)                179       141        102           71           63         52
Principal Window (months)                  54        38         57           43           35         29
Yield @ Par                             7.88%     7.88%      7.87%        7.86%        7.86%      7.85%

Class A-7 (to call)
- -------------------
% of Prepayment Assumption                 0%       50%        75%         110%         125%       150%
Ramp to                                    0%    10.00%     15.00%       22.00%       25.00%     30.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    24.11     14.90      13.24         9.57         8.15       6.74
Duration                                10.24      8.38       7.86         6.44         5.77       5.01
First Principal Payment               1/15/16   7/15/11   11/15/09      2/15/06     10/15/04    5/15/03
Last Principal Payment                8/15/23   7/15/11   11/15/09      3/15/06     10/15/04    5/15/03
Principal Lockout (months)                232       178        158          113           97         80
Principal Window (months)                  92         1          1            2            1          1
Yield @ Par                             8.16%     8.15%      8.15%        8.14%        8.13%      8.12%

Class A-8 (to call)
- -------------------

% of Prepayment Assumption                 0%       50%        75%         100%         125%       150%
Ramp to                                    0%     9.00%     13.50%       18.00%       22.50%     27.00%
                                   ---------- ---------  ---------    ---------    ---------  ---------
Average Life (years)                    21.14      7.39       5.49         4.05         3.26       2.67
First Principal Payment               9/15/96   9/15/96    9/15/96      9/15/96      9/15/96    9/15/96
Last Principal Payment                8/15/23   7/15/11   11/15/09      3/15/06     10/15/04    5/15/03
Principal Lockout (months)                  0         0          0            0            0          0
Principal Window (months)                 324       179        159          115           98         81

                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.